UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 22, 2015
(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Articles of Amendment and Restatement (the “Articles”) of Four Corners Property Trust, Inc., a Maryland corporation (the “Company”), were filed with the Maryland State Department of Assessments and Taxation amending and restating its charter, and became effective on October 22, 2015. On October 22, 2015, the Amended and Restated Bylaws (the “Bylaws”) of the Company also became effective.
A summary of the material provisions of the Articles and the Bylaws can be found in the section titled “Description of Our Capital Stock” of the Company’s information statement, dated October 21, 2015, included as Exhibit 99.1 to the Company’s Registration Statement on Form 10 (File No. 1-37538) filed with the U.S. Securities and Exchange Commission. The Articles and Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Articles of Amendment and Restatement of Four Corners Property Trust, Inc.
3.2	Amended and Restated Bylaws of Four Corners Property Trust, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ William H. Lenehan
William H. Lenehan
Chief Executive Officer
Date: October 27, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Articles of Amendment and Restatement of Four Corners Property Trust, Inc.
3.2	Amended and Restated Bylaws of Four Corners Property Trust, Inc.

4